   As filed with the Securities and Exchange Commission on May 13, 1999

                                                Registration No. 333-78027
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                --------------

                                AMENDMENT

                                 NO. 1 TO
                                   FORM S-3

                            REGISTRATION STATEMENT
                       Under THE SECURITIES ACT OF 1933
                                --------------
                      ADELPHIA COMMUNICATIONS CORPORATION
            (Exact name of registrant as specified in its charter)

        Delaware                   4841                   23-2417713
     (State or other         (Primary Standard         (I.R.S. Employer
     jurisdiction of            Industrial            Identification No.)
    incorporation or        Classification Code
      organization)               Number)

                             MAIN AT WATER STREET
                        COUDERSPORT, PENNSYLVANIA 16915
                                (814) 274-9830
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                --------------

                             COLIN HIGGIN, ESQUIRE
                            DEPUTY GENERAL COUNSEL
                      ADELPHIA COMMUNICATIONS CORPORATION
                             MAIN AT WATER STREET
                        COUDERSPORT, PENNSYLVANIA 16915
                                (814) 274-9830
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                --------------

                PLEASE ADDRESS A COPY OF ALL COMMUNICATIONS TO:
                      CARL E. ROTHENBERGER, JR., ESQUIRE
                  BUCHANAN INGERSOLL PROFESSIONAL CORPORATION
                         21ST FLOOR, 301 GRANT STREET
                        PITTSBURGH, PENNSYLVANIA 15219
                                (412) 562-8826
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                --------------
   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
   This Registration Statement has been filed pursuant to Rule 429 and relates to a previously filed registration statement on Form S-3 (No. 333-74219).

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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

   The following is an estimate of the expenses which will be incurred by Adelphia in connection with the issuance and distribution of the securities being registered.*

                                                                       Amount
                                                                       ------
      SEC filing fee................................................ $1,279,323
      Trustee fees..................................................     10,000
      Blue Sky fees and expenses....................................     20,000
      Legal fees and expenses.......................................    200,000
      Accounting fees and expenses..................................    150,000
      Printing and engraving expenses...............................    150,000
      Miscellaneous expenses........................................     50,000
                                                                     ----------
      Total......................................................... $1,859,323
                                                                     ==========

--------
*All amounts are estimated except for the SEC filing fee.

Item 15. Indemnification of Directors and Officers

   Section 145 of the Delaware General Corporation Law provides in general that a corporation may indemnify its directors, officers, employees or agents against expenditures (including judgments, fines, amounts paid in settlement and attorneys' fees) made by them in connection with certain lawsuits to which they may be made parties by reason of their being directors, officers, employees or agents and shall so indemnify such persons against expenses (including attorneys' fees) if they have been successful on the merits or otherwise. The bylaws of Adelphia provide for indemnification of the officers and directors of Adelphia to the full extent permissible under Delaware law.

   Adelphia's Certificate of Incorporation also provides, pursuant to Section 102(b)(7) of the Delaware General Corporation Law, that directors of Adelphia shall not be personally liable to Adelphia or its stockholders for monetary damages for breach of fiduciary duty as a director for acts or omissions after July 1, 1986, provided that directors shall nonetheless be liable for breaches of the duty of loyalty, bad faith, intentional misconduct, knowing violations of law, unlawful distributions to stockholders, or transactions from which a director derived an improper personal benefit.

Item 16. Exhibits and Financial Statement Schedules

   (a) The following is a complete list of Exhibits filed as part of this Registration Statement, which are incorporated herein:

   Exhibit
     No.                    Reference
   -------                  ---------
     1.01  Forms of Underwriting Agreements             To be filed by Form 8-K.
                                                        (File No. 0-16014)
     4.01  The Certificate of Incorporation of          Incorporated herein by reference
           Adelphia Communications Corporation          is Exhibit 3.01 to Registrant's
                                                        Current Report on Form 8-K dated
                                                        July 24, 1997. (File No. 0-16014)
     4.02  Bylaws of Adelphia Communications            Incorporated herein by reference
           Corporation                                  is Exhibit 3.02 to Registrant's
                                                        Current Report on Form 8-K for the
                                                        event dated April 9, 1999. (File
                                                        No. 0-16014)

   Exhibit
     No.                    Reference
   -------                  ---------
     4.03  Senior Debt Indenture dated as of April 28,   Incorporated herein by reference
           1999, between Adelphia Communications         is Exhibit 4.01 to Registrant's
           Corporation and Bank of Montreal Trust        Current Report on Form 8-K for
           Company, Trustee                              event dated April 28, 1999 (File
                                                         No. 0-16104)
     4.04  Form of Subordinated Debt Indenture between   Incorporated herein by reference
           Adelphia Communications Corporation           is Exhibit 4.03 to Registration
                                                         Statement No. 333-57849.
     4.05  Certificate of Designations for 5 1/2%        Incorporated herein by reference
           Series D Convertible Preferred Stock          is Exhibit 3.01 to Registrant's
                                                         Current Report on Form 8-K for the
                                                         event dated April 28, 1999. (File
                                                         No. 0-16104)
     5.01  Opinion of Buchanan Ingersoll Professional    Previously filed.
           Corporation
    12.01  Computation of Ratio of Earnings to           Incorporated herein by reference
           Combined Fixed Charges and Preferred Stock    is Exhibit 12.01 to Registration
           Dividends                                     Statement No. 333-72005
    23.01  Consent of Buchanan Ingersoll Professional    Previously filed.
           Corporation (included in Exhibit 5.01)
    23.02  Consent of Deloitte & Touche LLP with         Previously filed.
           respect to financial statements of Adelphia
           and Olympus
    23.03  Consent of Deloitte & Touche LLP with         Previously filed.
           respect to financial statements of Century
    23.04  Consent of Deloitte & Touche LLP with         Previously filed.
           respect to financial statements of Harron
    23.05  Consent of KPMG LLP with respect to           Previously filed.
           financial statements of FrontierVision
    24.01  Power of Attorney (included on the            Previously filed.
           signature page of the Registration
           Statement)
    25.01  Statement of Eligibility of Trustee           Filed herewith.
    25.02  Statement of Eligibility of Trustee           Incorporated herein by reference
                                                         is Exhibit 25.01 to Registrant's
                                                         Current Report on Form 8-K for the
                                                         event dated April 27, 1999.

Item 17. Undertakings

   (a) Rule 415 Offering.

   The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

       (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

       (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

       (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     Provided, however, that paragraphs (1)(i) and (1)(ii) above do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

   (b) Filings Incorporating Subsequent Exchange Act Documents by Reference.

   The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   (c) Request for Acceleration of Effective Date.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   (d) Trust Indenture Application.

   The undersigned Registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection
(a) of Section 310 of the Trust Indenture Act ("Act") in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Amendment No. 1 to Registration Statement on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coudersport, Commonwealth of Pennsylvania, on the 13th day of May, 1999.

                                          ADELPHIA COMMUNICATIONS CORPORATION

                                                    /s/ Timothy J. Rigas
                                          By: _________________________________
                                              Timothy J. Rigas, Executive Vice
                                                         President

   Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----

                  *                    Chairman, President and       May 13, 1999
______________________________________  Chief Executive Officer
            John J. Rigas

                  *                    Executive Vice President      May 13, 1999
______________________________________  and Director
           Michael J. Rigas

         /s/ Timothy J. Rigas          Executive Vice President,     May 13, 1999
______________________________________  Chief Financial Officer,
           Timothy J. Rigas             Chief Accounting Officer,
                                        Treasurer and Director

                  *                    Executive Vice President      May 13, 1999
______________________________________  and Director
            James P. Rigas

                  *                    Senior Vice President,        May 13, 1999
______________________________________  Secretary and Director
          Daniel R. Milliard

                                       Director
______________________________________
          Perry S. Patterson

                                       Director
______________________________________
            Pete J. Metros

                                       Director
______________________________________
           Dennis P. Coyle

       * /s/ Timothy J. Rigas                                        May 13, 1999
______________________________________
  Timothy J. Rigas, Attorney-in-Fact

                                 Exhibit Index

   Exhibit
     No.                    Reference
   -------                  ---------
     1.01  Forms of Underwriting Agreements              To be filed by Form 8-K.
                                                         (File No. 0-16014)
     4.01  The Certificate of Incorporation of           Incorporated herein by reference
           Adelphia Communications Corporation           is Exhibit 3.01 to Registrant's
                                                         Current Report on Form 8-K dated
                                                         July 24, 1997. (File No. 0-16014)
     4.02  Bylaws of Adelphia Communications             Incorporated herein by reference
           Corporation                                   is Exhibit 3.02 to Registrant's
                                                         Current Report on Form 8-K for the
                                                         event dated April 9, 1999. (File
                                                         No. 0-16014)
     4.03  Senior Debt Indenture dated as of April 28,   Incorporated herein by reference
           1999, between Adelphia Communications         is Exhibit 4.01 to Registrant's
           Corporation and Bank of Montreal Trust        Current Report on Form 8-K for
           Company, Trustee                              event dated April 28, 1999 (File
                                                         No. 0-16104)
     4.04  Form of Subordinated Debt Indenture between   Incorporated herein by reference
           Adelphia Communications Corporation and       is Exhibit 4.03 to Registration
                                                         Statement No. 333-57849.
     4.05  Certificate of Designations for 5 1/2%        Incorporated herein by reference
           Series D Convertible Preferred Stock          is Exhibit 3.01 to Registrant's
                                                         Current Report on Form 8-K for the
                                                         event dated April 28, 1999. (File
                                                         No. 0-16104)
     5.01  Opinion of Buchanan Ingersoll Professional    Previously filed.
           Corporation
    12.01  Computation of Ratio of Earnings to           Incorporated herein by reference
           Combined Fixed Charges and Preferred Stock    is Exhibit 12.01 to Registration
           Dividends                                     Statement No. 333-72005.
    23.01  Consent of Buchanan Ingersoll Professional    Previously filed.
           Corporation (included in Exhibit 5.01)
    23.02  Consent of Deloitte & Touche LLP with         Previously filed.
           respect to financial statements of Adelphia
           and Olympus
    23.03  Consent of Deloitte & Touche LLP with         Previously filed.
           respect to financial statements of Century
    23.04  Consent of Deloitte & Touche LLP with         Previously filed.
           respect to financial statements of Harron
    23.05  Consent of KPMG LLP with respect to           Previously filed.
           financial statements of FrontierVision
    24.01  Power of Attorney (included on the            Previously filed.
           signature page of the Registration
           Statement)
    25.01  Statement of Eligibility of Trustee           Filed herewith.
    25.02  Statement of Eligibility of Trustee           Incorporated herein by reference
                                                         is Exhibit 25.01 to Registrant's
                                                         Current Report on Form 8-K for the
                                                         event dated April 27, 1999.